Exhibit 99.34




                                  Certification
                  Pursuant to Section 906 of the Sarbanes-Oxley
                  Act of 2002 with Respect to the North Valley
                      Bancorp Quarterly Report on Form 10-Q
                    for the Quarter ended September 30, 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  November 13, 2002                          /s/ MICHAEL J. CUSHMAN
                                                   -----------------------------
                                                   Michael J. Cushman
                                                   President and Chief
                                                   Executive Officer
                                                   (Principal Executive Officer)



Dated:  November 13, 2002                          /s/ EDWARD J. CZAJKA
                                                   -----------------------------
                                                   Edward J. Czajka
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial Officer)


                                       25